UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 5, 2004



                          CADENCE RESOURCES CORPORATION
                       (FORMERLY ROYAL SILVER MINES, INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  UTAH                                   87-0306609
       (STATE OR OTHER JURISDICTION                    (IRS EMPLOYER
             OF INCORPORATION)                       IDENTIFICATION NO)

                        6 EAST ROSE STREET, P.O. BOX 2056
                          WALLA WALLA, WASHINGTON 99362
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE.)


                                  509-526-3491
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE.)


ITEM  9.  REGULATION  FD  DISCLOSURE.

ON APRIL 5, 2004, WE ISSUED A PRESS RELEASE ANNOUNCING THE COMPLETION OF A PRIVATE PLACEMENT OF SECURED NOTES TOTALING $6,000,000, BEARING INTEREST AT THE RATE OF 10%, AND DUE ON MARCH 31, 2006.

THE INVESTORS IN THE FINANCING WERE ISSUED 765,000 WARRANTS TO PURCHASE SHARES OF COMMON STOCK FOR A PERIOD OF THREE YEARS. THE WARRANTS BEAR REGISTRATION RIGHTS REQUIRING A REGISTRATION STATEMENT TO BE FILED WHICH WILL ALLOW THE RESALE OF THE UNDERLYING SHARES UPON WARRANT EXERCISE.

THE PROCEEDS WILL BE USED TO FUND OUR WORKING INTEREST IN OUR NATURAL GAS PROJECT LOCATED IN DE SOTO PARISH, LOUISIANA, TO REPAY LOANS MADE TO THE COMPANY BY CERTAIN OF OUR SHAREHOLDERS, EXECUTIVE OFFICERS AND DIRECTORS, AND FOR WORKING CAPITAL. THE NATURAL GAS PROJECT IS A JOINT VENTURE WITH BRIDAS ENERGY USA.

THE PRESS RELEASE IS FURNISHED HEREWITH AS EXHIBIT 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


THE FOLLOWING EXHIBITS ARE HEREBY MADE PART OF THIS FORM 8-K:

EXHIBIT 99.1               PRESS RELEASE

EXHIBIT 99.2               SECURITY AGREEMENT

EXHIBIT 99.3               SECURITIES PURCHASE AGREEMENT

EXHIBIT 99.5               FORM OF PROMISSORY NOTE

EXHIBIT 99.6               FORM OF WARRANT


                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                              CADENCE  RESOURCES  CORPORATION
                                              ----------------------------------
                                              (REGISTRANT)




DATE:  APRIL 5, 2004                            BY: /S/ JOHN P. RYAN
----------------------                         -----------------------------
                                                    JOHN P. RYAN
                                                    CHIEF FINANCIAL OFFICER